UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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☐	Soliciting Material Pursuant to §240.14a-11(c) of §240.14a-12.

AmerInst Insurance Group, Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AmerInst Insurance Group, Ltd.

c/o USA Risk Group (Bermuda), Ltd.

Windsor Place

18 Queen Street, 2nd Floor

P.O. Box HM 1601

Hamilton, HM GX, Bermuda

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

JUNE 3, 2004

Notice is hereby given that the Annual Meeting of Stockholders of AmerInst Insurance Group, Ltd. will be held at the Waterloo House, 100 Pitts Bay Road, Alfred Blackburn Suite, Hamilton, HM BX, Bermuda on Thursday, June 3, 2004, at 10:00 a.m., local time, for the following purposes:

1.	To elect three new directors for the ensuing year;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent auditors for fiscal year 2004;

3.	To consider and act upon a shareholder proposal, if properly presented at the meeting; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

You can vote at the annual meeting by person or proxy if you were a stockholder of record on March 31, 2004. Copies of our proxy statement, a proxy and our annual report accompany this notice. It is important that your shares are represented at the annual meeting whether or not you plan to attend. To ensure that you will be represented, we ask that you sign, date and return the enclosed proxy card as soon as possible. We appreciate your cooperation.

By order of the Board of Directors

Ronald S. Katch

Chairman of the Board

April 29, 2004

YOU ARE URGED TO MARK, DATE, AND SIGN THE ENCLOSED

PROXY AND RETURN IT PROMPTLY. THE PROXY IS

REVOCABLE AT ANY TIME PRIOR TO ITS USE.

AMERINST INSURANCE GROUP, LTD.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

JUNE 3, 2004

GENERAL INFORMATION

We have sent you this proxy statement because our Board of Directors is soliciting your proxy to vote your shares of AmerInst Insurance Group, Ltd. at our upcoming Annual Meeting of Stockholders for 2004, and at any postponement or adjournment of that meeting. The meeting is to be held at the Waterloo House, 100 Pitts Bay Road, Alfred Blackburn Suite, Hamilton, HM BX, Bermuda at 10:00 am, local time, on June 3, 2004.

If your proxy is properly executed and returned in a timely manner, it will be voted at the meeting according to the directions you provide. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendations. Your shares will also be voted on any other matters presented for a vote in accordance with the judgment of the persons acting under the proxies. You can revoke your proxy at any time before your shares are voted by delivering a written revocation notice or duly executed form of proxy bearing a later date, prior to the annual meeting, to Secretary, AmerInst Insurance Group, Ltd., c/o USA Risk Group (Bermuda) Ltd., Windsor Place, 18 Queen Street, 2nd Floor, P.O. Box HM 1601, Hamilton, HM GX, Bermuda or by voting in person at the meeting.

Our principal executive offices are located at Windsor Place, 18 Queen Street, 2nd Floor, P.O. Box HM 1601, Hamilton, HM GX, Bermuda (telephone 441-296-3973). This Proxy Statement is dated April 29, 2004, and we expect to mail proxy materials to you beginning on or about May 3, 2004. In this Proxy Statement, the words “Company,” “we,” “our,” “ours,” and “us” refer to AmerInst Insurance Group, Ltd. and its subsidiaries. References to “AIIG” refer to our predecessor entity, AmerInst Insurance Group, Inc., a Delaware corporation.

SHARES OUTSTANDING AND VOTING RIGHTS

Only stockholders of record at the close of business on March 31, 2004 are entitled to vote at the annual meeting of stockholders. The only outstanding voting stock of the Company is our common stock, of which 331,751 shares were outstanding on the record date. Each share of common stock is entitled to one vote. We need two persons present in person at the annual meeting and representing in person or by proxy at least one-third of the total issued voting common shares to hold the annual meeting.

The election of directors, appointment of Deloitte & Touche LLP as our independent auditors, the approval of the shareholder proposal, if properly presented at the meeting, and approval of any other action or actions proposed to be taken at the annual meeting, require the affirmative vote of the majority of votes cast thereon. If you are otherwise entitled to vote, your vote may be cast in person or represented by proxy by show of hands. On the proposals to appoint Deloitte & Touche LLP and to consider the shareholder proposal, if properly presented at the meeting, you can vote to “abstain”. If you vote to “abstain”, your shares will not be counted in the determination of the common shares voting on such matter, but are counted for quorum purposes. Broker non-voters are also not counted in the vote, but are counted for quorum purposes. If you own shares held of record by another person and want to vote in person, you must obtain a legal proxy from the record holder and bring it to the meeting.

ITEM 1—ELECTION OF DIRECTORS

Our board currently has nine members as fixed by a stockholder resolution of July 2, 1999. Our bye-laws divide the directors into three classes. The directors in a given class are elected for a term of three years, and the term of each class expires in a different year. Our board, upon recommendation of our nominating committee, has nominated Stuart H. Grayston, Jerome A. Harris and David N. Thompson, whose terms expire this year, each to a three-year term expiring at the 2007 annual meeting, or until their successor(s) shall have been duly elected and qualified. Unless you otherwise instruct us, your properly executed proxy will be voted for election of these three nominees. If any nominee would be unable to serve, the enclosed proxy confers authority to vote in favor of such other person as the board of directors at the time recommends to serve in place of such nominee.

Presented below is the name, age, officer position with the Company, principal business experience during the last five years, and other information regarding each person proposed to be nominated for election as a director as well as the continuing directors. Our officers are elected annually by the board of directors to serve for a term of one year or until a successor is duly elected and qualified.

Nominees for Election as Directors for a three year term expiring in 2007

Stuart H. Grayston, age 63, President of USA Risk Group (Bermuda) Ltd. since November 2001. Director and President of the Company since May 2002. Founder and President of Grayston Consulting Services since April 1993. Mr. Grayston was with Frank B. Hall from 1988 to 1992 as President and CEO of their worldwide Alternative Market Division, which included captive management operations in Bermuda, Vermont and Colorado. Prior to 1988, Mr. Grayston was President of Skandia Insurance Management and Hanna Insurance Management in Bermuda, which merged with a captive insurance management firm in Bermuda that Mr. Grayston established in 1977.

Jerome A. Harris, age 61, Director of the Company since July 1998. Vice Chairman of the Company since June 2003. Assistant Secretary of the Company since September 1999. Secretary and Assistant Treasurer of AIIG from May 1998 to December 1999. Assistant Secretary and Assistant Treasurer of AIIG from December 1995 through May 1998. Director of AIIG from May 1995 to December 1999. Managing Partner of the Harris Consulting Group, LLC and a Partner in the consulting firm The Pivotal Factor, LLC. Managing Partner of Checkers, Simon & Rosner, LLP, a certified public accounting firm, Chicago, Illinois, USA from 1978 to December 2003. Senior Managing Director of American Express Tax and Business Services from 1997 to December 2003. Partner of Altschuler Melvoin and Glasser, LLP, a certified public accounting firm, from 1999 to December 2003. Founding and past board member and past member of the Executive Committee of the Accountants Liability Assurance Company, Ltd. Former Chairman of the Illinois CPA Society Insurance Liability Task Force. Former member of the governing council of the AICPA and former Vice Chairman, Secretary and Director of the Illinois CPA Society.

David N. Thompson, age 53, Director of the Company since July 1998. Assistant Secretary of the Company since September 1999. Director of AIIG from May 1998 to December 1999. Chairman and Chief Executive Officer of E-Insure Services, Inc., an Internet insurance marketplace since 1996. He also held positions as President and CEO of Millers American Group in 1998 and 1999, and Senior Vice President—Mergers and Acquisitions, at Meadowbrook Insurance Group, Inc., in 1998, and prior thereto he was the Practice Leader of the Alexander and Alexander Affinity Group, and Chairman, President and Chief Executive Officer, with Crum & Forster Managers Group, an underwriter of property and casualty insurance and the predecessor to Coregis Insurance Company. Mr. Thompson is a CPA (inactive).

The board recommends that you vote “FOR” the election

of Messrs. Grayston, Harris and Thompson.

Directors Continuing in Office—term expiring in 2005

Jeffry I. Gillman, age 62, Director of the Company since February 1999. Director of AIIG from February 1999 to December 1999. Mr. Gillman has been the President of Gillman & Shapiro, P.A., a certified public accounting firm in Stuart, Florida, USA since 1977. Former member of the AICPA Professional Liability Insurance Plan Committee. Former founding Trustee of the Florida Institute of CPAs Health Benefit Trust and former Vice President of the Florida Institute of CPAs.

Irvin F. Diamond, age 62, Director of the Company since July 1999. Director of AIIG from February 1999 to December 1999. Principal in REDW Business & Financial Resources, LLC, a public accounting firm, since 1974. Current member of the Board of Directors of Millenium Chemicals, Inc. (NYSE-MCH) and Coopers, Inc., a closely-held apparel retailer. Former member and Vice President of the AICPA Board of Directors. Former President of the New Mexico Society of Certified Public Accountants. Mr. Diamond is a Certified Financial Planner, an AICPA Personal Financial Specialist, a Registered Investment Advisor and a Certified Valuation Analyst (C.V.A.). Mr. Diamond is a recognized national expert witness and litigation consultant in CPA professional liability matters.

Jerrell A. Atkinson, age 62, Director of the Company since September 1999. Founder of Business Advisory Services which provides business advice, damage assessment and mediation services. CPA (retired), founder of Atkinson & Company, Ltd. a certified public accounting firm, and senior director of Atkinson & Company, Ltd. from 1971 to 2000. Managing Director of Atkinson & Company, Ltd. from 1971 to 2000. Former member of the AICPA Life and Disability Insurance Committee and the AICPA Benevolent Fund, Inc. Former member of the AICPA Board of Directors, Finance Committee, P.C.P.S. Division of firms (Chairman—1990–1993) and M.A.P. Committee. Former President of the New Mexico Society of CPA’s. Mr. Atkinson is also a Certified Valuation Analyst (C.V.A.).

Directors Continuing in Office—term expiring in 2006

Ronald S. Katch, age 70, Chairman of the Board of Directors since December 1999. Director of the Company since July 1998. Treasurer of AIIG from 1991 to December 1999. Director of AIIG from its formation in September of 1987 to December 1999. Managing Partner of Katch, Tyson & Company, CPAs, located in Northfield, Illinois, USA. Former member and Chairman of the AICPA Professional Liability Insurance Plan Committee.

Murray Nicol, age 37, Director, Vice President and Treasurer of the Company since November 2002. Senior Account Manager and Vice President of USA Risk Group (Bermuda) Ltd. since February 2002. Account Manager at Marsh Bermuda from February 1998 through January, 2001. Audit Senior at Anderson, Anderson & Brown (Scotland) from June, 1992 to January, 1998. Mr. Nicol is a Chartered Accountant.

John T. Schiffman, age 63, Director of the Company since September 2003. President of Schiffman & Company, P.C., Hanover, New Hampshire, a CPA and management advisory firm, since 1995. Director of P.S.N.H. (NYSE) from 1983 to 1990, chair of its audit committee. Former President of the New Hampshire CPA Society, with 25 years of volunteer AICPA assignments and former chairman of the AICPA Life Insurance Trust. Mr. Schiffman is a CPA licensed to practice in New Hampshire and Vermont, is qualified as a Certified Valuation Analyst (C.V.A.) and has extensive ADR and litigation service experience. Currently serves as a Director and Secretary of Bethel Mills, Inc. and Northern Communities Investment Corporation. Prior to establishing his own firm, he served as Chairman of Smith, Batchelder & Rugg, a large regional firm, which was liquidated in 1995.

Executive and Director Compensation

Our executive officers are not compensated for serving in those capacities. Our full Board of Directors sets the compensation for the directors of the Company.

Our directors receive an annual retainer of $12,000. They are also paid $600 per half day for each board meeting and $150 per hour for each committee meeting attended during the calendar year. All of our officer positions are filled by directors who fill officer positions without any salary or other compensation. Directors are entitled to receive reimbursement for expenses incurred in attending board or committee meetings or when otherwise acting on our behalf. The chairman of the board, as well as the chairman of each of the audit and investment committees, receives an annual retainer of $3,000 and members of the underwriting, actuarial and reinsurance committee, excluding Mr. Grayston, receive an annual retainer of $1,500 each.

None of our directors received compensation from us exceeding $60,000 during our 2003 fiscal year. The total compensation of all directors in 2003 was $228,367.

We have a management agreement with USA Risk Group (Bermuda) Ltd., pursuant to which USA Risk Group (Bermuda) Ltd. has agreed to provide management services to us. Stuart Grayston, our President, and Murray Nicol, our Vice President and Treasurer, are employed by USA Risk Group (Bermuda) Ltd.

Meetings and Committees of the Board

There were seven committees of the Board of Directors during 2003, constituted as follows:

Committee	Members
Audit Committee	Messrs. Gillman, Atkinson, and Schiffman
Finance Committee	Messrs. Harris, Diamond, and Nicol
Investment Committee	Messrs. Thompson, Diamond, and Nicol
Nominating Committee	Messrs. Diamond and Schiffman
Public Relations Committee	Messrs. Schiffman, Atkinson, and Grayston
Shareholder Relations Committee	Messrs. Gillman, Atkinson, and Grayston
Underwriting, Actuarial and Reinsurance Committee	Messrs. Harris, Thompson, and Grayston

The seven standing committees, respectively, have and may exercise the full power of the Board of Directors, as to all matters relating to: the annual audit of our financial statements; review and approval of our fiscal year budget; our investment activity and consideration of various opportunities and options available to us; consideration of nominees to the Board of Directors; ownership, transfer or redemption of our common shares; coordination of press releases and other communications with the public; and the review and negotiation of reinsurance contracts.

The Board of Directors held a total of four meetings during 2003. All directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by each committee of the Board on which such directors served.

During 2003, the audit committee met three times, the investment committee met four times, the finance committee met once, the nominating committee met once; the underwriting, actuarial and reinsurance committee met five times. During 2003, the shareholder relations committee and the public relations committee conducted their respective committee business informally without a meeting.

The Board of Directors has adopted a written charter for the audit committee which is attached hereto as Appendix A. The audit committee has the authority to consider the qualifications of our independent auditors and make recommendations to the Board of Directors as to their suitability for recommendation to the stockholders for appointment, approve any material, non-audit services to be rendered by such independent auditors, and review and resolve any differences of opinion between such independent auditors and management relating to the preparation of our financial statements. The audit committee’s functions include selecting our independent auditors; reviewing the arrangements for, and scope of, the independent auditors’ examination; meeting with the independent auditors and certain of our officers to review the adequacy and appropriateness of our system of internal controls and reporting, our critical accounting policies, and our public financial disclosures; ensuring compliance with our codes of ethics; and performing any other duties or functions deemed appropriate by the Board of Directors. Messrs. Gillman, Atkinson and Schiffman are currently the members of the audit committee. Our Board of Directors has determined that all of the members of the audit committee satisfy the requirements for an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission.

We do not have a formal policy regarding attendance by members of our Board of Directors at the annual meetings of stockholders, although we strongly encourage our directors to attend such meetings.

Board Member Nominations

If you are a stockholder entitled to vote at an annual meeting, you may nominate one or more persons for election as directors at that meeting. The Nominating Committee will consider recommendations for nominees for directorships submitted by stockholders and will apply the same evaluation to such recommendations submitted by a stockholder as recommendations submitted by any other person or entity. The Nominating Committee operates under a written charter, which is available at www.amerinst.bm. The charter includes a statement of the competencies and personal attributes required of nominees to the Board of Directors to be used as a guideline in connection with their evaluation. Stockholders who wish the Nominating Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing to the Nominating Committee in care of the Secretary of the Company at the Company’s principal executive offices, as described in the section below entitled, “Shareholder Proposals for the 2005 Annual Meeting.”

Stockholder Communications with the Board of Directors

Any stockholder or other interested party who has a concern or inquiry regarding the conduct of the Company may communicate directly with either the Company’s non-employee directors or the full Board. The chair of the Shareholder Relations Committee will receive all such communications on behalf of the non-employee directors and the full Board. Communications may be confidential or anonymous, and may be submitted in writing to the chair of the Shareholder Relations Committee, Amerinst Insurance Group, Ltd., c/o USA Risk Group (Bermuda), Ltd., Windsor Place, 18 Queen Street, 2nd Floor, P.O. Box HM 1601, Hamilton, HM GX, Bermuda. All written communications will be received and processed by the Secretary of the Company and all substantive communications will be referred to the chair of the Shareholder Relations Committee. All such communications will be reviewed and, if necessary, investigated and/or addressed by the chair of the Shareholder Relations Committee and the status of such communications will be reported to the non-employee directors or the full Board on a quarterly basis.

Report of the Audit Committee

Our audit committee consists of three directors, Mr. Gillman, Mr. Atkinson and Mr. Schiffman, all of whom are independent directors, as that term is defined for purposes of the National Association of Securities Dealers’ listing standards.

Management has primary responsibility for the integrity of our financial information. Deloitte & Touche LLP has audited our financial statements in accordance with generally accepted auditing standards and expressed an opinion on our financial statements based on those audits. Our audit committee is responsible for overseeing the conduct of these activities by management and Deloitte & Touche LLP.

As part of its responsibility, the audit committee has reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP. The audit committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee has received the written disclosures and the letter from Deloitte & Touche

LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP that firm’s independence.

Based upon these reviews and discussions, the audit committee recommended to the board that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the U.S. Securities and Exchange Commission.

By the Audit Committee:

Jeffry I. Gillman, Chairman

Jerrell A. Atkinson

John T. Schiffman

ITEM 2—APPOINTMENT OF AUDITORS

Subject to your ratification, the audit committee of our Board of Directors has selected the accounting firm of Deloitte & Touche LLP to serve as our independent auditors for 2004. Deloitte and Touche LLP has been our independent auditor since we changed our domicile to Bermuda in 1999. We retained Deloitte and Touche LLP due to its expertise with respect to Bermuda domiciled entities.

Audit Fees and Non-Audit Fees

The following table summarizes the fees billed to us by Deloitte & Touche LLP for audit and other services for the periods indicated.

	2002	2003
Audit Fees	$70,000	$77,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$70,000	$77,500

For both 2002 and 2003, audit services consisted of the audit of our annual consolidated financial statements and the review of our quarterly financial statements.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

The audit committee’s policy is to pre-approve all audit and non-audit services provided by our independent auditors on a case-by-case basis. In making such determinations, the audit committee considers whether the provision of non-audit services is compatible with maintaining the auditor’s independence.

Representatives of Deloitte & Touche LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Board recommends that you vote “FOR” ratification of the appointment of

Deloitte & Touche LLP as independent auditors for 2004.

ITEM 3—SHAREHOLDER PROPOSAL

The Company has been advised by Bruce W. Breitweiser, 1504 East Washington Street, Bloomington, Illinois 61701, owner of 294 shares of common stock, that he intends to present at the annual meeting the following shareholder proposal. The Company is not responsible for the accuracy or content of the proposal and supporting statement, presented below, as received from the proponent. The Company’s reasons for opposing the proposal are also presented below.

Proposal

Resolved that the shareholders of AmerInst Insurance Group, Ltd. urge the AmerInst Insurance Group, Ltd. Board of Directors to arrange for the prompt sale of AmerInst Insurance Group, Ltd. to a suitable bidder at a price that will maximize shareholder value.

Supporting Statement

I served as a director of AmerInst Insurance Group, Ltd., and its predecessor Company, AmerInst Insurance Group, Inc., from 1991 to 2003. My last positions were Vice-chairman of the Board of Directors and chairman of the audit committee. The only director with longer tenure with the Board is Chairman Ronald Katch. Notwithstanding my professional respect for each of the Directors of AmerInst Insurance Group, Ltd., I do not believe the Company is, or can be, positioned to provide a suitable return to the shareholders. The only viable means, by which AmerInst Insurance Group, Ltd. can provide value to the CPA profession, if at all, is as a private company. My opinion considers factors including; (a) the ongoing significant minimum cost of administration of a very small but yet publicly held and offshore reinsurance company, (b) the practical size and volume of any relevant share of the multi-billion dollar reinsurance markets that can be competitively available to fulfill the initial mission of the Company, and (c) the risks and uncertainties of future non-CPA firm reinsurance business presently being placed by the Board of Directors.

The purpose of the Maximize My Shareholder Value Resolution is to give all AmerInst Insurance Group, Ltd. shareholders the opportunity to send a message to the AmerInst Insurance Group, Ltd. Board that they support the prompt sale of AmerInst Insurance Group, Ltd. A strong vote by the shareholders would indicate to the Board the belief by the shareholders that, among the different options available to the Company at this time, the sale of AmerInst Insurance Group, Ltd. would maximize shareholder value. The ultimate sale of AmerInst Insurance Group, Ltd. would depend on securing a buyer for the Company whose offer provides shareholders the best value for their investment compared to other options at the Company’s disposal.

It is important to disclose to you the fact that the Board has received at least two offers to purchase all of the outstanding shares of the Company. One offer was made in 1995 by an insurance holding company represented by a then director. The Board hired an outside investment banking firm for a fairness opinion and concluded, based at least in part on that opinion, that the transaction was not fair to shareholders. The second offer was presented to the Board by me in September, 2003 and was summarily rejected, without any fairness opinion or other assessment of valuation. The Board’s posture was especially surprising given that the price of this offer is 1) at least 20% greater than the price the Board offers to shareholders wishing for liquidity, and 2) the same as the Board offers for redemption of shares from deceased or retired shareholders. I do intend to remain interested as a suitable buyer and to continue AmerInst Insurance Group, Ltd. as a private company, hopefully for the future benefit of the CPA profession.

Even if this resolution is approved by the majority of the AmerInst Insurance Group, Ltd. shares represented and entitled to vote at the annual meeting, the Maximize My Shareholder Value Resolution will not be binding on the AmerInst Insurance Group, Ltd. Board. The proponent believes that if this resolution receives strong support from the shareholders, the Board should choose to recognize its fiduciary duty and carry out the request set forth in this resolution.

The prompt sale of AmerInst Insurance Group, Ltd. should be accomplished by any appropriate process the Board chooses to adopt. It is expected that the Board will uphold its fiduciary duties to the utmost during the sale process.

I URGE YOUR SUPPORT VOTE FOR THIS RESOLUTION,

THANK YOU

Statement by the Board of Directors Against the Shareholder Proposal

The Board is unanimously opposed to adoption of the advisory resolution sought by Mr. Breitweiser, which would undermine AmerInst’s mission and is oblivious to its prospects.

During the latter half of 2003, Mr. Breitweiser wrote AmerInst seeking the Board’s endorsement of a proposed offer by him to purchase all of AmerInst’s shares at 75% of book value, subject to certain major downward adjustments. The stated purpose of his proposal was to “maximize” shareholder value. With such adjustments, the tender offer price would be less than AmerInst’s current redemption price available to retired or deceased shareholders.

His request prompted a comprehensive review by the Board of the current business of AmerInst, its history, its prospects, and, most importantly, its basic corporate purpose. This included discussions with CNA, which reaffirmed that AmerInst’s reinsurance of the CNA accountants professional liability programs—which are endorsed by the AICPA—provides major value to those insureds, as well as to the accounting profession generally. Based on its detailed review, the Board rejected his proposal because it would undermine the basic mission of AmerInst and the price offered was inadequate for a controlling interest in AmerInst.

AmerInst commenced business in 1988 to provide a stabilizing influence on the design, pricing and availability of accountants professional liability insurance for individual CPA practitioners and local CPA firms. During the three years prior to AmerInst’s formation, the market for accountants malpractice insurance had severely deteriorated: the number of commercial underwriters covering that risk had declined from 18 to 3; policy limits were sharply reduced; coverage was restricted; and premium rates were increased by as much as 1,000%. These conditions caused many practitioners to reduce their coverage, and some to forgo it entirely.

That crisis caused the AICPA, through its Professional Liability Insurance Plan Committee (“PLIP Committee”), to explore possibilities for ameliorating the adverse and deteriorating market conditions. The result was the formation of AmerInst, which initially was intended to directly insure individual CPAs and local CPA firms, with its shareholders to have priority in obtaining malpractice coverage from it. When the market for accountants professional liability improved sooner than expected, this intention evolved into AmerInst reinsuring the commercial primary insurance underwriter endorsed by the PLIP Committee. Since 1993, CNA has been so endorsed and reinsured by AmerInst. CNA currently insures about 23,000 individual practitioners and local firms throughout the country.

Consistent with its original purpose, AmerInst remains as a stand-by direct insurer of accountants professional liability for individual CPAs and local firms if the commercial market becomes unwilling or unable to offer such coverage for a reasonable premium and at reasonable terms. Under current conditions, this is not a hypothetical role. The casualty market has severely hardened in the last few years for accountants professional liability and other professional liability lines. The causes for this include a national litigious culture which now looks to professionals to cover business disappointments; tensions over alleged inherent conflicts between the duties of a consultant and of an auditor; downward pressure on audit fees; and new obligations imposed by legislation such as Sarbanes-Oxley and the tax shelter rules. The result is that the Big 4 have become uninsurable in the commercial market. Regional accounting firms are facing highly selective underwriting, severe premium increases and restrictions in coverage, which have induced Accountants’ Liability Assurance Company Ltd. (“ALAC”) to recommence underwriting in May 2003 after withdrawing five years earlier from the then soft market. Over the last two to three years, many individual practitioners and local firms have experienced rate increases of up to 200% to 300%.

To fulfill its potential role as a direct underwriter, AmerInst has regularly plowed back a portion of its earnings to increase its net worth, which has grown from an initial $7.4 million to $20.7 million as of December 31, 2003, after the payment of annual dividends since 1995 totaling about $10.7 million, including the $3.5 million special dividend paid in January of 2004. AmerInst has been profitable in 12 of 15 full years of operation, even though its loss reserving, under the guidance of its independent actuaries, has been conservative. Thus, each shareholder has stand-by protection from AmerInst for malpractice coverage, which is essential for the conduct of an individual’s or a firm’s professional practice.

AmerInst’s existing net worth would, under Bermuda insurance regulations, permit it to provide, at current market premium rates, $1,000,000 of primary malpractice coverage to each of its shareholders, with considerable unused capacity available to underwrite non-shareholders or to reinsure other programs.

Mr. Breitweiser’s proposal would not increase shareholder value. Any cost savings from taking AmerInst private would go to the purchaser, as would profits from continuing business or profits from liquidating it. As a former director, Mr. Breitweiser is well aware that AmerInst has conservatively calculated its loss reserves. A dramatic example of that conservatism is the aforementioned special dividend paid last January, triggered by the reduction in loss reserves based on the actuarial recommendations of Milliman USA, AmerInst’s independent actuaries. Notwithstanding that reduction, AmerInst’s existing loss reserves remain conservatively calculated.

As to the future, AmerInst is utilizing its capital to reinsure allied lines such as lawyers professional liability. It is actively seeking to reinsure other preferred risk business so as to increase its net income and fully utilize its capital.

AmerInst has developed a proprietary concept for securitizing insurance and reinsurance risk in the capital market, for which AmerInst will shortly file an application with the U.S. Patent Office for a business process patent. AmerInst intends to seek to license the proprietary and/or patented concept to an investment banking organization that would offer the new type of securities in private placements. Such a license, if obtained, may offer the potential for AmerInst to significantly supplement its net income.

To preserve AmerInst’s mission to provide stand-by professional liability protection for its shareholders regardless of market conditions, and to take advantage of the future opportunities open to AmerInst, the Board recommends that you vote “NO” to Mr. Breitweiser’s resolution.

OTHER MATTERS

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of March 31, 2004 with respect to beneficial ownership of our common shares by each person who, to our knowledge, is a holder of more than 5% of our common shares and each of our directors, director nominees and officers and all directors and officers as a group.

Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise noted, all information in the table and the accompanying footnotes is given as of March 31, 2004, and has been supplied by each of the persons included in the table.

Name and Address of Beneficial Owner(1)	Number of Common Shares Beneficially Owned	Percent of Common Shares Beneficially Owned
AmerInst Investment Company, Ltd.(2)	31,805	9.6%
Ronald S. Katch, CPA(3)	400	*
Jerrell A. Atkinson, CPA	216	*
Irvin F. Diamond, CPA(4)	2,000	*
Jeffry I. Gillman, CPA(5)	100	*
Jerome A. Harris, CPA	817	*
John T. Schiffman(6)	51	*
David N. Thompson, CPA	329	*
Stuart Grayston	—	*
Murray Nicol, CA	—	*
All Directors and Officers as A Group (9 Persons)	3,718	1.2%

*	Represents less than 1% of our outstanding common stock.
(1)	The address of each such person is c/o USA Risk Group of Bermuda, Ltd., Windsor Place, 18 Queen Street, 2nd Floor, P.O. Box HM 1601, Hamilton, HM GX, Bermuda.
(2)	AmerInst Investment Company, Ltd. is a wholly-owned indirect subsidiary of the Company. Under Bermuda law, AmerInst Investment Company, Ltd. is entitled to vote the common shares held by it. AmerInst Investment Company, Ltd. has indicated that it intends to vote the common shares held by it for each of the board’s nominees for director and for the appointment of Deloitte & Touche LLP.
(3)	Katch, Tyson & Company, CPAs, of which Mr. Katch is a partner, is the record and beneficial owner of the common shares shown and has sole voting and investment power with respect to those common shares.
(4)	Rogoff Erickson Diamond & Walker, LLP, of which Mr. Diamond is a partner, is the record and beneficial owner of the common shares shown and has sole voting and investment power with respect to those shares.
(5)	Gillman & Shapiro, P.A., of which Mr. Gillman is the managing shareholder, is the record and beneficial owner of the common shares shown and has sole voting and investment power with respect to those shares.
(6)	Schiffman & Company, P.C., of which Mr. Schiffman is the sole shareholder, is the record and beneficial owner of the common shares shown and has sole voting and investment power with respect to those shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the U.S. Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of our common shares, to file reports of ownership with the U.S. Securities and Exchange Commission. They also are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of copies of the forms we received, we believe that during 2003 all filing requirements were complied with.

Certain Transactions and Relationships

Since 1967 the AICPA has sponsored the AICPA Professional Liability Insurance Plan. The initial and historical business of AmerInst Insurance Group, Ltd., has been to act as a reinsurer of professional liability insurance policies having effective dates on or after April 1, 1988, which are issued by the primary insurer under the AICPA Sponsored Plan. This business is conducted through an insurance company subsidiary.

The Professional Liability Insurance Plan Committee (PLIP) evaluates the AICPA Sponsored Plan periodically in order to effect changes that the committee believes will result in a stable and competitively priced source of professional liability insurance coverage for accounting firms insured under the Sponsored Plan. To that end, the PLIP Committee was involved in the organization of AIIG and its insurance company subsidiary, including the selection of the initial directors of AIIG. However, the AICPA does not direct the affairs of, is not responsible for any obligations of, nor does it receive any direct or indirect economic benefit from, us.

Although we have entered into reinsurance agreements with the primary insurer under the AICPA Sponsored Plan and intend to cooperate with the AICPA in the provision, through such reinsurance agreements and otherwise, of reinsurance capacity for the AICPA Sponsored Plan, we have no contractual right to long-term involvement in the AICPA Sponsored Plan. Similarly, other than as provided by the previously mentioned reinsurance agreements, we are not obligated to use our reinsurance capacity as part of the AICPA Sponsored Plan and may, in the discretion of our board of directors, provide reinsurance for accountants’ professional liability coverage in programs not sponsored by the AICPA.

Annual Report to Stockholders

We have mailed this proxy statement to each stockholder entitled to vote at the annual meeting. A copy of our 2003 annual report accompanies this proxy statement. Included in the 2003 annual report are our consolidated financial statements for the fiscal year ended December 31, 2003. You may obtain, at no charge, a copy of our Annual Report on Form 10-K, for the year ended December 31, 2003 by contacting the Shareholder Services Division in writing at P.O. Box 1330, Montpelier, Vermont 05601; by phone at 800-422-8141; or via the Internet at www.AmerInst.bm. As required by Section 84 of the Bermuda Companies Act, our consolidated financial statements, including the auditor’s report, will be laid before the annual meeting, but no stockholder action will be required concerning those statements.

Solicitation of Proxy

We will pay the expenses of the preparation of the proxy materials and the solicitation by the board of directors of your proxy. Our directors, officers and employees and USA Risk Group (Bermuda) Ltd., our management company, none of whom will receive any additional compensation for soliciting, may solicit your proxy by telephone or other means of communication. We will reimburse brokers and other nominees for costs they incur mailing proxy materials.

Shareholder Proposals for the 2005 Annual Meeting

Under U.S. Securities and Exchange Commission rules, stockholders who intend to present a proposal at the 2005 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing to Secretary, AmerInst Insurance Group, Ltd., c/o USA Risk Group (Bermuda) Ltd., Windsor Place, 18 Queen Street, 2nd Floor, P.O. Box HM 1601, Hamilton, HM GX, Bermuda. We must receive the proposal no later than January 1, 2005.

By order of the Board of Directors

RONALD S. KATCH

Chairman of the Board

AmerInst Insurance Group, Ltd.

Appendix A

AMERINST INSURANCE GROUP, LTD.

CHARTER FOR THE

AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS

Organization

There shall be a committee of the board of directors of Amerinst Insurance Group, Ltd. (“Amerinst” or the “company”) to be known as the audit committee.

The audit committee shall consist of not fewer than two (2) members of the board of directors, and not more than four (4) members of the board.

The members of the audit committee shall be designated by the board of directors from time to time, in accordance with the following requirements.

•	All of the members of the audit committee shall be independent directors as that term is defined for purposes of The National Association of Securities Dealers’ listing standards.

•	No director who is an employee or officer of the company or any of its subsidiaries shall be a member of the committee, and no other director who has a substantial business or other relationship with the company or any of its subsidiaries which could materially interfere with the exercise of such director’s independent judgment shall be a member of the Committee.

•	No audit committee member shall accept any consulting, advisory or other compensatory fee from the company or any of its affiliates, other than in the member’s capacity as a member of the board of directors or any board committee.

•	No audit committee member shall be an affiliated person of the company or any subsidiary of the company, apart from his or her capacity as a member of the board and any board committee.

•	All of the members of the audit committee shall have a sufficient understanding of financial reporting and internal controls to understand and oversee those matters, including, sufficient financial sophistication to read and understand financial statements.

•	At least one member of the committee shall possess, in the judgment of the board of directors, experience and expertise in accounting and financial reporting sufficient to be determined by the board of directors to be an audit committee financial expert under the rule adopted by the U.S. Securities and Exchange Commission (“SEC”) to implement Section 407 of the Sarbanes-Oxley Act.

Statement of Policy

The audit committee shall provide assistance to the directors of the company to help them fulfill their oversight responsibilities relating to corporate accounting, reporting practices of the company, the quality and integrity of the financial reports of the company, the independence and qualifications of the company’s auditors, the performance of the company’s internal audit function and independent auditors, and the company’s compliance with legal and regulatory requirements. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, the internal accountants and the financial management of the company.

In carrying out its responsibilities, the audit committee’s policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices and ethical behavior.

General Responsibilities

The audit committee shall assist the board of directors by monitoring and reviewing the financial reporting process and the internal controls of the company and its subsidiaries. The audit committee shall review:

•	the scope and results of the audit of the company and its subsidiaries and the cost effectiveness of the audit;

•	the timeliness and soundness of financial reporting by the company,

•	the responsibilities of the company’s independent auditors and their independence and objectivity; and

•	the responsibilities of the Company’s internal accountants.

Specific Responsibilities

Subject to the requirement under the Bermuda Companies Act that the shareholders of the company appoint the company’s auditors, the audit committee shall approve, nominate, employ and, when appropriate, replace the firm of independent accountants to be selected to audit the financial statements of the company and its subsidiaries. The committee shall make any recommendation or nomination to be made by the company or its directors to shareholders with respect to the appointment of the independent auditor.

The audit committee shall determine the compensation of the company’s independent auditors. The committee shall oversee the work of all independent accountants engaged to prepare an audit report or related work or to perform any other audit, review or attest services for the company. The independent accountants engaged by the company shall report directly to the audit committee.

The audit committee shall meet with the independent auditors and financial management of the company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion of the audit review the audit, including any comments or recommendations of the independent auditors.

The audit committee shall review the company’s financial and accounting standards and principles, significant changes in such standards and principles or in their application and the key accounting decisions affecting the company’s financial statements, including alternatives to, and the rationale for, the decisions made.

The audit committee shall receive and review (a) a report by the independent auditors describing the independent auditors’ internal quality-control procedures and any material issues raised by the most recent internal quality control review, or peer review of the independent auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more audits carried out by the firm, and any steps taken to deal with any such issues; and (b) other required reports from the independent auditors.

The audit committee shall review with the independent auditors any audit problems or difficulties and management’s responses.

The audit committee shall review with the independent auditors, the company’s internal financial and accounting personnel and the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the audit committee periodically should review company policy statements to determine adherence to appropriate codes of conduct.

The audit committee shall review the interim financial statements, including the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” with management and the independent auditors prior to the filing of the company’s quarterly reports in Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chairman of the committee may represent the entire committee for the purposes of this review.

The audit committee shall review with management and the independent auditors the financial statements to be included in the company’s annual report on Form 10-K (or in the annual report to shareholders if distributed prior to the filing of the 10-K), including the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the independent auditors’ judgment about the quality, not just acceptability, of application of accounting principles therein, the reasonableness of significant judgments made in connection with the preparation of such financial statements and the clarity of the disclosures in the financial statements. The committee should satisfy itself that the independent auditors are satisfied with the disclosure and the content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

The audit committee shall review:

•	major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles, and major issues as to the adequacy of the company’s internal controls and any special audit steps adopted in light of material deficiencies;

•	analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of financial statements, including analyses of alternative GAAP methods on the financial statements;

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company; and

•	earnings releases, if any, (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance, if any, provided to analysts and rating agencies.

The audit committee shall review each of the following matters once per year, on a schedule to be determined by the audit committee, unless the committee deems it appropriate to do so more frequently:

•	the scope of the activities of the firm of independent auditors engaged by the Company;

•	the scope of the activities of the Company’s internal accountants;

•	the degree of coordination of the respective activities of the firm of independent auditors and of the internal accountants;

•	the independence and objectivity of the firm of independent auditors, including whether the provision by the independent auditors of permitted non-audit services is compatible with the auditors’ independence, and obtain and review a report from the independent auditors describing all relationships between the auditors and the company.

•	the scope of the independent auditors’ audit of the company’s financial statements and its discharge of its duties;

•	the effectiveness of, and the adequacy of resources available to, the company’s internal accountants;

•	the procedures established by the company to establish and monitor its internal controls, including the controls over data processing activities and programs for security to protect against computer fraud or misuse;

•	the policies and practices of the company concerning financial reporting to shareholders and the public, including reporting of quarterly and year-end results;

•	the major findings of audits of the company’s financial condition performed by the company’s independent auditors and its internal accountants;

•	the major findings of the audits of the company’s employee benefit programs, if any, performed by the company’s independent auditors and internal accountants;

•	the status of the company’s tax returns and reports for open years and whether there are any significant items that have been or might be disputed by any taxing authority, including inquiry of the independent auditors as to the adequacy of the related tax reserves; and the policies and programs of the company for compliance with any applicable tax laws;

•	the policies and programs of the company for compliance with any applicable laws and regulations of exchanges on which the company’s securities are listed relating to audit and financial reporting matters, and with applicable standards and rules promulgated by the U.S. Financial Accounting Standards Board, the U.S. Securities and Exchange Commission, and Bermuda and other regulatory or advisory bodies that have jurisdiction over the company’s financial reporting and audit process;

•	together with the company’s counsel, any significant litigation to which the company or any of its subsidiaries is a party or which is threatened; and

•	any material fraudulent activities that have been detected within the company and its subsidiaries.

The audit committee shall approve all audit engagement fees and terms and the fees and the terms of all non-audit engagements of the independent auditors. The company’s independent auditor shall not be engaged to provide any services without the prior approval of the audit committee.

The audit committee shall meet periodically with management to review the company’s major financial risk exposures and to consider, with management, the company’s risk tolerances.

The audit committee shall meet periodically with management to review the company’s policies and procedures designed to address compliance with laws, important corporate policies and the reduction of present and future litigation.

The audit committee shall resolve all disagreements between management and the company’s independent auditors regarding financial reporting.

The audit committee shall establish policies for hiring personnel from the company’s independent auditors.

The audit committee shall perform such other functions as are assigned by law, the company’s charter or bye-laws or the board of directors.

The audit committee shall establish procedures for:

•	the receipt, retention and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters; and

•	the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

The audit committee shall discuss with the company’s officers supplying certifications pursuant to Section 302 of the Sarbanes-Oxley Act all significant deficiencies and material weaknesses in the design and operation of internal control over financial reporting and any fraud that involves management or other employees who have a significant role in internal control over financial reporting of which it is advised by such officers, and take appropriate actions in light of those discussions.

The audit committee shall provide such reports in the proxy statements of the Company as are required of the committee by applicable law or exchange regulation (including, without limitation, pursuant to Item 7(e)(3) of Schedule 14A promulgated under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 306 of Regulation S-K promulgated under the Exchange Act).

Without limiting the generality of the foregoing, the audit committee shall discuss with the company’s independent auditors the results of the annual audit, including the matters required to be discussed by Statement on Auditing Standards No. 61, as it may be modified or supplemented, and any other matters required to be communicated to the committee under generally accepted auditing standards, and shall receive, in connection with any audit by such auditors of financial statements of the company or the company and its subsidiaries, the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1, as it may be modified or supplemented.

The audit committee shall, based on its reviews and other actions taken as described above, determine whether it shall recommend to the board of directors that the annual financial statements for any fiscal year of the company be included in the company’s Annual Report on Form 10-K for such fiscal year; and shall so recommend such inclusion if the committee determines it is advisable to do so.

Procedures

The audit committee shall elect a chairman from its members. The audit committee shall meet in accordance with an established schedule and special meetings may be called by any member of the audit committee as deemed appropriate by that member. The audit committee shall meet (a) out of the presence of management, with the independent accountants at each regular meeting of the audit committee, (b) out of the presence of management, with internal accountants at least twice each year, and (c) similarly with representatives of senior management and other employees of the management company in connection with the management company’s performance of its internal accounting procedures for the company. In addition, but not in lieu of any of the meetings described in the immediately preceding sentence, the audit committee may take action through further meetings or through a written consent of all of its members in lieu of any special meeting.

A number of members of the audit committee equal to at least a majority of the whole committee shall constitute a quorum for the transaction of any business by the committee.

Minutes shall be kept of each meeting of the audit committee. The audit committee shall submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors. The audit committee shall review with the full board of directors any issues that arise with respect to the quality or integrity of the company’s financial statements, the company’s compliances with legal or regulatory requirements, the performance and independence of the company’s independent auditors, or the performance of the internal audit functions.

The audit committee shall utilize adequate company’s resources to conduct, or have conducted, such regular and special reviews and examinations as are necessary to fulfill its responsibilities. The audit committee shall investigate any matter brought to its attention within the scope of its duties and may retain outside counsel for this purpose if, in its judgment, that is appropriate.

Access to Information

The audit committee shall have access to employees of the company’s management company, the internal accountants and the company’s independent auditors.

The management company’s employees, the internal accountants and the independent auditors shall be directed to cooperate with the audit committee and to provide the committee with prompt and accurate information so that the committee can discharge its duties properly and the audit committee is empowered to take such actions as are reasonably necessary to obtain such cooperation and information.

To the extent permitted by law, the audit committee and the members thereof shall be entitled to rely on the information and opinions of the persons and entities noted above in carrying out its responsibilities.

Engagement of Advisors

The audit committee shall have the authority to engage independent counsel and other advisors as it deems necessary to carry out its duties.

Funding

The company shall provide for appropriate funding, as determined by the audit committee, for payment of compensation to:

•	any registered public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or other services for the company; and

•	any independent counsel or other advisors retained by the audit committee.

Public Filing of Charter

To the extent required by the rules and regulations of the Securities and Exchange Commission (including, without limitation, Item 7(e)(3) of Schedule 14A promulgated under the Exchange Act), this charter shall be publicly filed as an appendix to the proxy statements of the company with respect to annual general meetings of the shareholders of the company.

Limitation of Audit Committee’s Roles

While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to prepare financial statements, plan or conduct audits or to determine that the company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the company’s independent auditors.

AMERINST INSURANCE GROUP, LTD.	PROXY

This Proxy is solicited on behalf of the Board of Directors

for the Annual Meeting of Shareholders to be held June 3, 2004.

Ronald S. Katch and Jerome A. Harris, or either of them, are designated as proxies, with full power of substitution, to vote all the Common Shares of AmerInst Insurance Group, Ltd. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on June 3, 2004, or at any adjournment thereof, as specified on the reverse side of this card.

You may enter your vote on the reverse side of this card.

The Company’s directors recommend a vote FOR the election of the three director nominees listed and a vote FOR the appointment of Deloitte & Touche LLP as the Company’s independent auditors. The Company’s directors recommend a vote AGAINST the shareholder proposal. The proxies shall vote as specified, but if no choice is specified the proxies shall vote in accordance with the recommendations of the Company’s directors. If other business is presented at said meeting, this proxy shall be voted in accordance with the judgment of the proxies on those matters.

YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE THE REVERSE SIDE AND

RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

(Continued and to be signed on reverse side.)

AMERINST INSURANCE GROUP, LTD.

PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. 0

	For	Against
1(a). To elect Stuart H. Grayston as a director to serve for a term expiring at the 2007 annual meeting of stockholders	0	0

1(b). To elect Jerome A. Harris as a director to serve for a term expiring at the 2007 annual meeting of stockholders	0	0

1(c). To elect David N. Thompson as a director to serve for a term expiring at the 2007 annual meeting of stockholders	0	0

	For	Against	Abstain
2. To appoint Deloitte & Touche LLP as AmerInst Insurance Group, Ltd.’s independent auditors until the next annual meeting of stockholders at a remuneration determined by the board of directors	0	0	0

3. Shareholder Proposal if properly presented at the meeting.	0	0	0

4. With discretionary power in the transaction of such other business as may properly come before the meeting.

Date                                               , 2004

Signature(s)

Print Name

IMPORTANT: Please date this proxy and sign exactly as your name or names appear(s) in our records. If your shares are held jointly, signatures should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give full title. In order to ensure that your shares will be represented at the Annual Meeting, please sign, date, and return this proxy promptly in the enclosed postage-prepaid envelope or by facsimile to Bank of Butterfield (Bermuda) Limited at (441) 295-6759, Attn: Tracey Johnson.